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                                                                    EXHIBIT 10.2







                                  NOVATEC INC.

                               ALEXANDER S. DAWSON


                      CHIP APPLICATION TECHNOLOGIES LIMITED





                                SHARE OPTION DEED

                      IN RESPECT OF SHARES IN NOVATEC INC.




                            CORRS CHAMBERS WESTGARTH
                                     Lawyers
                        Level 32, Governor Phillip Tower
                                 1 Farrer Place
                                 SYDNEY NSW 2000
                                    AUSTRALIA
                               Tel: (02) 9210 6500
                               Fax: (02) 9210 6611
                                 DX: 133 Sydney
                                    Ref: MGL
                                CHIP5050-3333456
                                   S/816606/10



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                                    CONTENTS

   1 INTERPRETATION                                          122

   2 GRANT OF OPTIONS                                        124

   3 RIGHT TO EXERCISE OPTIONS                               125

   4 MANNER OF EXERCISE OF OPTIONS                           125

   5 ADJUSTMENTS                                             126

   6 AMENDMENT OF C.A.T. OPTIONS                             127

   7 CONSOLIDATION OF C.A.T. OPTIONS                         127

   8 US SECURITIES LAW                                       127

   9 NOTICES                                                 128

   10 MISCELLANEOUS                                          129






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THIS DEED is made on 2 September 1999

BETWEEN NOVATEC INC., (ARBN 089 327 882) a company incorporated in the State of Delaware, United States of America, whose Australian registered office is located at Level 15, The Ernst & Young Building, 321 Kent Street, Sydney, NSW, 2000, Australia , ( "NOVATEC INC.")

AND               ALEXANDER S. DAWSON of 52 St Marks Road, Randwick, NSW, 2031,
                  Australia

                  (the "GRANTEE")]/

AND CHIP APPLICATION TECHNOLOGIES LIMITED (ACN 057 883 333) of Level 5, Cabcharge House, 152-162 Riley Street, East Sydney, NSW, Australia ("C.A.T.")

RECITALS

NovaTec Inc. has agreed to grant the Grantee options over unissued shares in the capital of the company on and subject to the terms of this document.

IT IS AGREED

1     INTERPRETATION

      1.1   DEFINITIONS

      In this document:

            "BUSINESS DAYS" means a day on which banks are open for business in Sydney, Australia and Delaware, United States of America, excluding a Saturday, Sunday or public holiday.

            "C.A.T. OPTION RULES" means the terms and conditions that apply to the C.A.T. Options as set out in Part 10.3 of the C.A.T. prospectus dated 15 May 1997 in respect of the offer of 3,333,333 ordinary shares at an issue price of 30 cents per share.

            "C.A.T. OPTIONS" means the Number of options in C.A.T. with an expiry date of 30 June 2000 registered in the name of the Grantor and exercisable at AUD 75 cents each, subject to adjustment in accordance with CLAUSE 7.

            "CLOSE OF REGISTERS" means 5:00pm (Sydney, Australia time) or in the case of proper SCH transfers, such time as permitted by SCH, on the date 5 Business Days after the date on which an office copy of the order of the Court to approve the Schemes of Arrangement is lodged with the Australian Stock Exchange Limited.

            "CONSOLIDATION" has the meaning given in CLAUSE 7.

            "COURT" means the Supreme Court of New South Wales or such other court from whom approval is sought by CAT for the Schemes of Arrangement under the Corporations Law.

            "DEED OF ACCESSION" means the deed substantially in the form of
SCHEDULE 3.

            "EQUIVALENT C.A.T. OPTIONS" has the meaning given to it in CLAUSE 4.1(b).

            "EXERCISE PERIOD" means the period commencing at 9.00am (Sydney,
                  Australia time) on 1 July 2000 and ending at 5.00pm (Sydney, Australia time) on 30 July 2000.]


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            "EXERCISE PRICE" means, subject to any adjustment required to be made to the exercise price of the NovaTec Options under the terms of this document.

            "NASDAQ" means The Nasdaq SmallCap Market.

            "NOVATEC OPTIONS" has the meaning given to it in CLAUSE 2.1.

            "OPERATIVE DATE" means the date of this document.

            "NUMBER" means:164,838

            "SCHEMES OF ARRANGEMENT" means the schemes of arrangement between C.A.T. and its shareholders and optionholders, so described in the Information Memorandum shortly to be issued by C.A.T. to its members, in the form in which they are implemented with approval of the Court.

            "SCH" means the securities clearing house.

            "SECURITIES ACT" means the US Securities Act of 1933.

            "SHARES" means fully paid shares of common stock of NovaTec Inc.

            "SHARES SCHEME OF ARRANGEMENT" means the scheme of arrangement between C.A.T. and its shareholders, so described in the Information Memorandum shortly to be issued by C.A.T. to its members, in the form in which it is implemented with approval of the Court.

      1.2   CONSTRUCTION

      Unless expressed to the contrary:

            (a)  words importing:

                  (i)  the singular include the plural and vice versa; and

                  (ii) any gender includes the other genders;

            (b) if a word or phrase is defined cognate words and phrases have corresponding definitions;

            (c)  a reference to:

                  (i) a person includes a firm, unincorporated association, corporation and a government or statutory body or authority;

                  (ii) a person includes its legal personal representatives, successors and assigns;

                  (iii)a statute, ordinance, code or other law includes
                       regulations and other statutory instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

                  (iv) a right includes a benefit, remedy, discretion,
                       authority or power;



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                  (v)   an obligation includes a warranty or representation and
                        a reference to a failure to observe or perform an obligation includes a breach of warranty or representation; and

                  (vi) "AUD" means the lawful currency of Australia.

2     GRANT OF OPTIONS

      2.1   GRANT

      NovaTec Inc. grants to the Grantee the Number of options to subscribe for the Number of Shares exercisable at AUD 75 cents each (THE "NOVATEC OPTIONS").

      2.2   NO ISSUE PRICE

      No amount is payable by the Grantee on issue of the NovaTec Options.

      2.3   CERTIFICATE

      On or shortly after the Operative Date, NovaTec Inc. shall deliver a certificate to the Grantee in respect of the NovaTec Options. Such certificate shall contain the restrictive legend set forth in CLAUSE 8(c) and the following additional legend:

            "Immediately prior to the Close of Registers (as defined in the Share Option Deed in respect of Shares in NovaTec Inc. between NovaTec Inc., [ ] and Chip Application Technologies Limited dated 2 September 1999), these options will (without further act or authority) be consolidated on a one-for-ten basis. Where that consolidation yields a number of options which is not a whole number, then the number of consolidated options shall be rounded-up to the nearest whole number."

      2.4   PERSONAL

      The NovaTec Options are personal to the Grantee and as such may not be transferred to any other person without the prior written consent of NovaTec Inc. (which consent shall not be unreasonably withheld) and then only in accordance with the by laws of NovaTec Inc., and on condition that the transferee executes a Deed of Accession agreeing to be bound by the terms of this document.

3     RIGHT TO EXERCISE OPTIONS

      3.1   RESTRICTIONS ON EXERCISE

      The Grantee may not exercise any of the NovaTec Options unless at the time of exercise all of the following conditions have been fulfilled:

            (a)   the Schemes of Arrangement have been implemented;

            (b) exactly the same number of C.A.T. Options as the number of NovaTec Options it is proposed will be exercised have expired unexercised in accordance with the terms of the C.A.T. Option Rules (the "EQUIVALENT C.A.T. OPTIONS"); and



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            (c)   the exercise price of each NovaTec Option that it is proposed will be exercised is the same as the exercise price for each Equivalent C.A.T. Option (not taking into account any adjustment which is made to the exercise price of the Equivalent C.A.T. Options pursuant to the C.A.T. Option Rules or any adjustment made under the terms of this document to the Exercise Price of the NovaTec Options that it is proposed will be exercised).

      3.2   EXERCISE PERIOD

      The NovaTec Options may only be exercised during the Exercise Period. Any NovaTec Option that is not exercised by the expiry of the Exercise Period will automatically expire.

4     MANNER OF EXERCISE OF OPTIONS

      4.1   EXERCISE

      (a) NovaTec Options may be exercised by written notice to the Secretary of NovaTec Inc. The exercise notice must specify the number of shares required to be issued, which number must be a multiple of 1000 (and, following the Consolidation, which number must be a multiple of 100) if only part of the total NovaTec Options are exercised, or if the total number of NovaTec Options held is less than 1000 (or, following the Consolidation, if the total number of NovaTec Options held is less than 100), then the total of all NovaTec Options held must be exercised. NovaTec Options will be deemed to have been exercised on the date that the application is lodged with the Secretary of NovaTec Inc.

            (b) The exercise of less than all of the NovaTec Options will not prevent the Grantee from exercising the whole or any part of the balance of the Grantee's entitlement under his remaining NovaTec Options.

            (c) On exercise of the NovaTec Options the Grantee must surrender the relevant NovaTec Option certificate(s), duly endorsed, accompanied by a bank cheque to the order of C.A.T Inc., in an amount equal to the aggregate Exercise Price for the Shares as to which the NovaTec Options are being exercised.

      4.2   ISSUANCE OF SHARES

      Within 10 days of receipt of the application for the exercise of the NovaTec Options and payment by the Grantee of the Exercise Price, NovaTec Inc. must issue to the Grantee the number of Shares specified in the application.

5     ADJUSTMENTS

      5.1   PARTICIPATION IN STOCK DIVIDENDS AND REPURCHASES

            (a) If NovaTec Inc. makes a stock dividend of shares or other securities convertible into Shares pro rata to holders of Shares (other than by way of dividend reinvestment pursuant to any shareholder election), the Grantee will be entitled to participate in such stock dividend, upon exercise of all or part of the NovaTec Options on or before the record date for that stock dividend, on the same basis as the holders of Shares.



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            (b)   If NovaTec Inc. makes an offer to purchase Shares pro rata to the holders of Shares, the Grantee will be entitled to participate in such offer, upon exercise of all or part of the NovaTec Options on or before the record date for that offer, on the same basis as the holders of Shares.

            (c) NovaTec Inc. must notify the Grantee at least 12 Business Days before the record date for determining entitlements to an offer referred to in CLAUSE 5.1(a) or CLAUSE 5.1(b) of:

                  (i)  the proposed terms of the issue of the offer; and

                  (ii) the right to exercise his NovaTec Options under CLAUSE
                       5.1(a) or CLAUSE 5.1(b) (as the case may be).

      5.2   ADJUSTMENT FOR STOCK DIVIDENDS

      If NovaTec Inc. makes a stock dividend of Shares pro rata to holders of Shares (other than by way of dividend reinvestment pursuant to any shareholder election), and the Grantee does not participate as provided in CLAUSE 5.1, then the number of Shares issued on exercise of each NovaTec Option will include the number of dividend shares that would have been issued to the Grantee if the NovaTec Option had been exercised prior to the books closing date for the stock dividend. No change will be made to the exercise date.

      5.3   RECONSTRUCTION

      In the event of a reconstruction (including stock split, consolidation, sub-division, reduction or reclassification) of the issued Shares, the number of NovaTec Options or the Exercise Price of NovaTec Options or both shall be reconstructed (as appropriate) in a manner which would not result in any benefits being conferred in the Grantee which are not conferred on shareholders of the Grantee (subject to the provisions with respect to rounding of entitlements as sanctioned by the meeting of shareholders approving the reconstruction of capital) but in all respects the terms for the exercise of NovaTec Options shall remain unchanged.

6     AMENDMENT OF C.A.T. OPTIONS

      (a) Subject to paragraph (b) below, if the C.A.T. Option Rules or the terms of the C.A.T. Options are amended such that the amendment materially affects the rights attaching to the C.A.T. Options, the terms of this document that relate to the Options shall be deemed to have been amended to reflect the change to the C.A.T. Option Rules or the C.A.T. Options.

      (b) If any amendment to the C.A.T. Option Rules or the terms of the C.A.T. Options is inconsistent or conflicts with the existing terms of this document, the terms of this document shall not be deemed to have been amended.

7     CONSOLIDATION OF C.A.T. OPTIONS

The parties agree that immediately prior to the Close of Registers, the C.A.T. Options (without further act or authority) will be consolidated on a one-for-ten basis ("CONSOLIDATION"). Where the Consolidation yields a number of C.A.T. Options which is not a whole number, then the number of consolidated C.A.T. Options shall be rounded-up to the nearest whole number.



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8     US SECURITIES LAW

      (a) The Grantee hereby certifies that he is not a US person and is not acquiring the NovaTec Options (or the Shares upon exercise of the NovaTec Options) for the account or benefit of a US person.

      (b)   The Grantee agrees to:

            (i) resell the Shares issued upon exercise of the NovaTec Options only in accordance with the registration or exemption provisions of the Securities Act or in compliance with Regulation S under that Act; and
            (ii) not engage in hedging transactions with regard to Shares unless in compliance with the Securities Act.

      (c) The Grantee acknowledges that each certificate representing the NovaTec Options shall contain the following restrictive legend:

                 "These options and the underlying shares of common stock have not been registered under the US Securities Act of 1933. The options may not be exercised by or on behalf of any US person except in a transaction registered under the Act or an exemption from registration under that Act."

9     NOTICES

      9.1   GENERAL

      A notice, demand, certification or other communication relating to this document must be given in English language and may be given by an agent of the sender.

            (a)  is to be given in writing and in the English language; and

            (b)  may be given by an agent of the sender.

      9.2   METHOD OF SERVICE

      In addition to any lawful means a communication may be given by:

            (a)  being personally served on a party;

            (b)  being left at the party's current address for service;

            (c) being sent to the party's current address for service by pre-paid ordinary mail or if the address is outside Australia, by pre-paid air mail; or

            (d)  facsimile to the party's current number for service.

      9.3   PARTICULARS OF SERVICE

            (a)  The particulars for service are initially:

                  (i)  in the case of NovaTec Inc.:


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                       at the address hereinbefore mentioned

                       Fax: (02) 9248 5205

                       Attention: The Company's Australian Agent: Fellstar Nominees (N.S.W.) Pty Limited


                  (ii) in the case of the Grantee:

                       at the address hereinbefore mentioned

                  (iii)in the case of C.A.T.:

                       at the address hereinbefore mentioned

                       Fax: (02)  9332 1285
                       Attention:  Company Secretary

            (b) Each party may from time to time change its particulars for service by notice to each other party.

      9.4   SERVICE

      If a communication is given by:

            (a) post, it will be deemed received if posted within Australia to an Australian address three Business Days after posting and in any other case seven Business Days after posting;

            (b) facsimile, and the sender's facsimile machine produces a transmission confirmation report indicating that the facsimile was sent to the addressee's facsimile, the report will be prima facie evidence that the facsimile was received by the addressee at the time indicated on that report.

10    MISCELLANEOUS

      10.1  STAMP DUTY

            (a) The Grantee shall, as between the parties, be liable for and duly pay all stamp duty (including any fine or penalty except where it arises from default by the other party) on or relating to this document and any document executed under it.

            (b) If a party other than the Grantee pays any stamp duty (including any fine or penalty) on or relating to this document or any document executed under it, the Grantee shall pay that amount to that party upon demand.

      10.2  LEGAL COSTS



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      Subject to any express provision in this document to the contrary, each party shall bear its own legal and other costs and expenses relating directly or indirectly to the preparation of, and performance of its obligations under, this document.

      10.3  AMENDMENT

      Unless this document is deemed to have been amended under CLAUSE 6, it may only be varied or replaced by a document duly executed by the parties.

      10.4  WAIVER AND EXERCISE OF RIGHTS

            (a) A single or partial exercise or waiver of a right relating to this document will not prevent any other exercise of that right or the exercise of any other right.

            (b) A party will not be liable for any loss, cost or expense of any other party caused or contributed to by the waiver, exercise, attempted exercise, failure to exercise or delay in the exercise of a right.

      10.5  FURTHER ASSURANCE

      Each party shall promptly execute all documents and do all things that any other party from time to time reasonably requires of it to effect, perfect or complete the provisions of this document and any transaction contemplated by it.

      10.6  GOVERNING LAW AND JURISDICTION

            (a) This document is governed by and is to be construed in accordance with the laws in force in New South Wales.

            (b) Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales and any courts which have jurisdiction to hear appeals from any of those courts and waives any right to object to any proceedings being brought in those courts.

      10.7  COUNTERPARTS

      This document may consist of a number of counterparts and if so the counterparts taken together constitute one and the same instrument.


EXECUTION
Executed as a deed.